UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2015 (July 1, 2015)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 1, 2015, Shore Bancshares, Inc. (the “Company”) appointed Donna J. Stevens, age 52, as the Company’s Chief Operating Officer. Ms. Stevens has been employed by the Company in various officer capacities since 1997, including serving as the Company’s Chief Operations Officer from July 2013 to July 2015, and as the Senior Operations and Compliance Officer of CNB, the Company’s wholly-owned commercial bank subsidiary, from February 2010 to June 2013.

On July 1, 2015, the Company’s board of directors (the “Board”) also adopted a form of performance share/restricted stock unit award agreement that will be used to grant performance equity incentive awards pursuant to and subject to the provisions of the Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan (the “Plan”). Pursuant to the award agreement and the Plan, participating officers may earn incentive awards if certain pre-determined targets, including the Company’s targeted earnings per share and the Company’s targeted loan and deposit growth rates, are achieved at the end of the three-year performance period, which ends on December 31, 2017. These pre-determined targets must be achieved at threshold levels for the awards to vest. If the Company’s level of attainment of specified performance goals falls between threshold and target levels or between target and maximum levels, the Board’s Compensation Committee will use a proportional approach to determine the number of shares earned by the individual. The performance awards for executive officers are based on a percentage of the executive officer's year end base salary.

The form of performance share/restricted stock unit award agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2015, the Board granted the following performance awards to the Company’s named executive officers (as identified in the Company’s 2015 proxy statement) and the Company’s Chief Operating Officer pursuant to the Plan:

Name	Position	Threshold Award % of Salary	Target Award % of Salary	Maximum Award % of Salary
Lloyd L. Beatty, Jr.	President and Chief Executive Officer	10.00%	20.00%	40.00%
George S. Rapp	Vice President and Chief Financial Officer	7.50%	15.00%	30.00%
Patrick M. Bilbrough	President and CEO of The Talbot Bank of Easton	7.50%	15.00%	30.00%
Edward C. Allen	President and CEO of CNB	7.50%	15.00%	30.00%
Richard C. Trippe	President and CEO of Avon-Dixon Agency, LLC	5.00%	10.00%	20.00%
Donna J. Stevens	Chief Operating Officer	5.00%	10.00%	20.00%

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: July 8, 2015	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit

Number	Description

10.1	Form of Performance Share/Restricted Stock Unit Award Agreement

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